UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): July 21, 2005
                                                  ---------------

                            FIDELITY BANKSHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-29040                65-1101656
-----------------------            ------------------        ------------------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


205 Datura Street, West Palm Beach, Florida                        33401
-------------------------------------------                     ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------

                                 Not Applicable
                                ----------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Financial Condition and Results of Operations
               ---------------------------------------------

               On July 18, 2005 the Company reported earnings for the three and six months ended June 30, 2005. A press release is included as an exhibit.

Item 8.01      Other Events
               ------------

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of businesses acquired. Not Applicable.

               (b)  Pro forma financial information. Not Applicable.

               (c) Attached as an exhibit is Fidelity Bankshares, Inc.'s (the "Company") press release announcing its June 30, 2005 earnings.

               The following Exhibit is attached as part of this report:

               99.1    Press  release  dated  July  18, 2005   announcing    the
                       Company's financial results. The press release is included as an exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIDELITY BANKSHARES, INC.


DATE: July 21, 2005                   By:  /s/ Vince A. Elhilow
                                           -----------------------------------
                                           Vince A. Elhilow
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                  EXHIBIT INDEX

         Exhibit No.          Description
         -----------          ----------------

          99.1 Press release dated July 18, 2005 announcing June 30, 2005 earnings.

                                                               205 DATURA STREET
                                                       WEST PALM BEACH, FL 33401
                                                                  (561) 803-9900
PRESS RELEASE
FOR IMMEDIATE RELEASE

            Fidelity Bankshares Second Quarter Net Income Up 52%, Net Interest Rate Spread Widens for Fifth Consecutive Quarter

West Palm Beach, FL, July 18, 2005 -- Fidelity Bankshares, Inc. (Nasdaq: FFFL), the holding company for Fidelity Federal Bank & Trust, announced today that net income for the second quarter ended June 30, 2005 rose 52% to $8.6 million or $0.35 basic and diluted earnings per share, compared with $5.7 million or $0.26 basic and $0.25 diluted earnings per share for the quarter ended June 30, 2004.

Net income for the six months ended June 30, 2005 rose 36% to $15.5 million or $0.64 basic and $0.63 diluted earnings per share, compared to $11.4 million or $0.52 basic and $0.50 diluted earnings per share for the six months ended June 30, 2004.

The company's net interest rate spread increased for the fifth consecutive quarter. On June 30, 2005, the company's net interest rate spread was 3.63%. This represented an improvement of 54 basis points since March 31, 2004 and was the primary reason for the company's improvement in net income for the quarter and six months ended June 30, 2005, compared to the quarter and six months ended June 30, 2004.

Core deposits, excluding all certificates of deposit, increased by $152.6 million in the second quarter and $241.6 million for the six months ended June 30, 2005. Of these increases, $117.2 million was attributable to the acquisition of First Community Bancorp, which closed on April 1, 2005. Certificate of deposit balances increased by $177.6 million for the quarter and $141.5 million for the first six months of 2005. Compared to the first quarter, total deposits have increased by $330.2 million, of which $137.7 million resulted from the acquisition of First Community. At June 30, 2005, core deposits comprised 75.8% of the bank's deposits, while certificates of deposit comprised 24.2%.

Through June 30, 2005, the company's loan production increased by 9.3%, compared to the same six-month period in 2004. Consumer loan production, which includes home equity lines of credit, with rates tied to the prime rate, increased by 19.6% for the six months ended June 30, 2005, compared to the six months ended June 30, 2004.

Fidelity Bankshares Chairman and CEO Vince A. Elhilow said, "We are pleased with the financial performance of First Community Bancorp during its initial quarter as part of Fidelity. As anticipated, the addition of First Community strengthened our balance sheet and our position in the western part of Palm Beach County. We had expected to incur as much as $1 million in expenses relating to the acquisition and integration of First Community. These expenses, largely severance, retention and stay bonuses for employees of First Community, did not materialize as that company, prior to closing, reduced employees through attrition, with the results that Fidelity absorbed all remaining employees. All other acquisition costs were minimal."

The board approved a cash dividend of $0.08 per share for stockholders of record on June 30, 2005. This distribution was paid on July 15, 2005.

On June 30, 2005, Fidelity Bankshares, Inc., through its subsidiary Fidelity Federal Bank & Trust, had assets of $3.8 billion and deposits of $3.2 billion and operates in Florida through 47 offices in Palm Beach, Martin and St. Lucie counties.

An   investment    profile   on   Fidelity    Bankshares   may   be   found   on
http://www.hawkassociates.com/fffl/profile.htm.

Financial statements for the quarter follow.

For more information, contact Chairman and CEO Vince A. Elhilow or Chief Financial Officer Richard D. Aldred at (561) 803-9900, or Frank Hawkins or Julie Marshall, Hawk Associates, Inc., at (305) 451-1888, e-mail: info@hawkassociates.com. Information about Fidelity Bankshares, Inc. can be found on http://www.fidelityfederal.com. Copies of Fidelity Bankshares press releases, SEC filings, current price quotes, stock charts and other valuable information for investors may be found on http://www.hawkassociates.com.

Forward-Looking Statements: When used in this report, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the company's market area and competition that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The company wishes to advise readers that the factors listed above could affect the company's financial performance and could cause the company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

    Fidelity Bankshares, Inc.
    Financial  Highlights
    (Unaudited)

                                                       Three Months     Three Months     Six Months     Six Months         Year
                                                          Ended            Ended           Ended          Ended           Ended
                                                         June 30,         June 30,        June 30,       June 30,      December 31,
                                                           2005             2004            2005           2004            2004
FOR THE PERIOD (In Thousands)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                              $50,076          $39,091        $95,400        $77,153        $164,664
Interest expense                                              17,344           14,506         32,595         28,655          59,864
Net interest income                                           32,732           24,585         62,805         48,498         104,800
Chargeoffs                                                        96               32             97             99             252
Recoveries                                                                -         -              -             25              25
Gain on sale of loans                                            121              151            473            257             619
Gain (loss) on sale of mortgage-backed
  and investment securities                                        -              467              -          1,053             407
Net income                                                     8,647            5,688         15,463         11,375          22,897

PER COMMON SHARE
------------------------------------------------------------------------------------------------------------------------------------
Net Income: (1)
                    Basic EPS                                  $0.35            $0.26          $0.64          $0.52           $1.04
                    Diluted EPS                                 0.35             0.25           0.63           0.50            1.01
Dividends declared (1)                                          0.08             0.07           0.16           0.13            0.28
Book value (1)                                                 10.96             8.33          10.96           8.33           10.29
Stock price: (1)
                    High                                       26.98            24.73          28.85          25.63           28.85
                    Low                                        22.27            20.41          22.27          20.41           20.41
                    Close                                      26.52            23.63          26.52          23.63           28.51

AVERAGE FOR THE PERIOD (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Assets                                                    $3,685,764       $3,317,404     $3,595,145     $3,220,109      $3,336,797
Loans receivable, net                                      2,609,769        2,365,533      2,559,305      2,296,421       2,424,354
Mortgage-backed securities                                   692,585          439,250        651,071        453,152         466,035
Investments                                                  113,669          268,536        117,712        238,446         227,328
Deposits                                                   3,080,406        2,654,778      2,950,947      2,581,122       2,665,929
Borrowed funds                                               292,771          395,366        320,175        376,242         400,498
Stockholders' equity                                         267,856          191,213        261,392        189,786         199,273

SELECTED RATIOS
------------------------------------------------------------------------------------------------------------------------------------
Return on average assets                                       0.94%            0.69%          0.86%          0.71%           0.69%
Return on average equity                                      12.91%           11.90%         11.83%         11.99%          11.49%
Interest rate spread on average assets for the period          3.81%            3.19%          3.74%          3.23%           3.33%
Net yield on average interest earning assets for the period    3.83%            3.20%          3.77%          3.25%           3.36%
Net yield on interest earning assets at end of period          3.64%            3.33%          3.64%          3.33%           3.59%
Interest rate spread at end of period                          3.63%            3.32%          3.63%          3.32%           3.53%
Ratio of interest earning assets to interest bearing
                    liabilities at end of period             100.63%          100.41%        100.63%        100.41%         100.12%
Ratio of non performing assets to total assets                 0.16%            0.31%          0.16%          0.31%           0.19%
Ratio of valuation allowances to non performing assets       258.10%          117.09%        258.10%        117.09%         211.85%
Ratio of valuation allowances to loans receivable, net         0.57%            0.51%          0.57%          0.51%           0.53%
Stockholders' equity as a percentage of assets                 7.24%            5.56%          7.24%          5.56%           7.24%

PERIOD END (In Thousands)
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                             $3,797,106       $3,402,619     $3,797,106     $3,402,619      $3,470,539
Interest earning cash and investment securities              70,024          192,278         70,024        192,278         106,238
Mortgage-backed securities                                  673,226          503,254        673,226        503,254         529,640
Loans receivable, net                                     2,718,696        2,448,022      2,718,696      2,448,022       2,556,700
Federal Home Loan Bank Stock                                 12,847           19,905         12,847         19,905          17,399
Real estate owned and held for investment                         7                7              7              7               -
Loan loss reserve                                            15,519           12,436         15,519         12,436          13,628
All other assets                                            322,306          239,153        322,306        239,153         260,562
Borrowed funds                                              255,129          474,650        255,129        474,650         350,560
Common shares outstanding, net of treasury shares (1)    25,097,604       22,695,039     25,097,604     22,695,039      24,425,050
Stockholders' equity                                        275,019          189,113        275,019        189,113         251,283

(1) Reflects 3 for 2 stock split distributed in form of a stock dividend paid on January 14, 2005 to stockholders of record on December 31, 2004. Certain amounts in prior year have been reclassified to conform with the June 30, 2005 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Operating Data

                                                            Three Months Ended                           Six Months Ended
                                                                June 30,                                    June 30,
                                                      2005                  2004                  2005                  2004
                                                ----------------------------------------    ----------------------------------------
                                                                  (In Thousands)                             (In Thousands)
ected Operating Data:
     Interest income                                      $50,076               $39,091              $95,400                $77,153
     Interest expense                                      17,344                14,506               32,595                 28,655
                                                ------------------    ------------------    -----------------     ------------------

     Net interest income before
          provision for loan losses                        32,732                24,585               62,805                 48,498
     Provision for loan losses                                422                   794                  994                  1,391
                                                ------------------    ------------------    -----------------     ------------------
     Net interest income after
          provision for loan losses                        32,310                23,791               61,811                 47,107
                                                ------------------    ------------------    -----------------     ------------------
     Other income
          Fees on deposit accounts                          2,799                 2,795                5,300                  5,634
          Fees for other banking services                   3,226                 2,997                6,122                  5,669
          Gain on sale of loans                               121                   151                  473                    257
          Gain on sale of securities                            -                   467                    -                  1,053
          All other income                                    457                   747                  844                  1,007
                                                ------------------    ------------------    -----------------     ------------------
                Total other income                          6,603                 7,157               12,739                 13,620
                                                ------------------    ------------------    -----------------     ------------------
     Operating expense
          Compensation and benefits                        14,215                12,521               28,164                 24,466
          Occupancy and equipment                           5,029                 3,943                9,817                  7,953
          All other operating expense                       5,735                 5,083               11,597                  9,594
                                                ------------------    ------------------    -----------------     ------------------
                Total operating expense                    24,979                21,547               49,578                 42,013
                                                ------------------    ------------------    -----------------     ------------------

     Income before taxes                                   13,934                 9,401               24,972                 18,714
     Provision for income taxes                             5,287                 3,713                9,509                  7,339

     Net income                                            $8,647                $5,688              $15,463                $11,375
                                                ==================    ==================    =================     ==================

     Earnings per share: (1)
          Basic                                             $ .35                 $ .26                $ .64                  $ .52
                                                ==================    ==================    =================     ==================
          Diluted                                           $ .35                 $ .25                $ .63                  $ .50
                                                ==================    ==================    =================     ==================

     Shares used for EPS computations: (1)
          Basic                                        24,436,475            21,995,924           24,139,048             21,958,122
                                                ==================    ==================    =================     ==================
          Diluted                                      24,995,395            22,714,866           24,716,758             22,699,404
                                                ==================    ==================    =================     ==================

(1) Reflects 3 for 2 stock split distributed in the form of a stock dividend paid on January 14, 2005 to stockholders of record on December 31, 2004. Certain amounts in prior year have been reclassified to conform with the June 30, 2005 presentation.

Fidelity Bankshares Inc.
Selected Unaudited Financial Data

                                                                          June 30,                       December 31,
                                                                            2005                             2004
                                                                     -----------------------------------------------------
                                                                                        (In Thousands)
Assets
Cash and interest earning deposits                                            $ 139,816                         $ 149,409
Assets available for sale                                                       467,764                           505,629
Assets held to maturity                                                         270,278                            89,167
Loans:
     Residential mortgage                                                     1,715,212                         1,715,636
     Commercial mortgage                                                      1,102,415                           972,546
     Consumer                                                                   275,010                           231,333
     Commercial business                                                        133,327                           125,791
                                                                     -------------------              --------------------
           Gross loans                                                        3,225,964                         3,045,306
     Less:
           Loans in process                                                     488,688                           472,324
           Deferred costs (income)                                                3,061                             2,654
           Allowance for loan losses                                             15,519                            13,628
                                                                     -------------------              --------------------
                 Loans, Net                                                   2,718,696                         2,556,700
                                                                     -------------------              --------------------
                                                                     -------------------              --------------------
Office properties and equipment                                                  91,543                            83,439
FHLB stock                                                                       12,847                            17,399
REO                                                                                   7                                 -
All other assets                                                                 96,155                            68,796
                                                                     -------------------              --------------------
Total assets                                                                $ 3,797,106                       $ 3,470,539
                                                                     ===================              ====================

Liabilities and Equity
Liabilities:
Deposits:
     Checking, savings and money
           market accounts                                                  $ 2,423,638                       $ 2,182,020
     Certificates of deposit                                                    774,146                           632,650
                                                                     -------------------              --------------------
           Total deposits                                                     3,197,784                         2,814,670
     Repurchase agreements                                                       77,358                            46,097
     Borrowings from FHLB                                                       124,163                           250,855
     Subordinated debentures                                                     53,608                            53,608
     All other liabilities                                                       69,174                            54,026
                                                                     -------------------              --------------------
           Total liabilities                                                  3,522,087                         3,219,256
                                                                     -------------------              --------------------
     Stockholders' equity                                                       275,019                           251,283
                                                                     -------------------              --------------------
     Total liabilities and equity                                           $ 3,797,106                       $ 3,470,539
                                                                     ===================              ====================


Certain amounts in prior year have been reclassified to conform with the June 30, 2005 presentation.